UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

BioFuel Energy Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 2200 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 21, 2012, BioFuel Energy Corp. (the “Company”) received a letter advising that the Nasdaq Listings Qualifications Panel (the “Panel”) had determined to grant the Company a further extension of time, until June 30, 2012, to regain compliance with the $1.00 bid price requirement for continued listing on the NASDAQ Stock Market (“NASDAQ”) as set forth in Listing Rule 5550(a)(2).

The Company intends to regain compliance with the minimum bid price requirement by timely effecting a reverse stock split. As disclosed elsewhere in this Report, on May 24, 2012, the Company received stockholder approval of the reverse split at its Annual Meeting of Stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the following Directors were re-elected to the Company’s Board of Directors, according to the following votes as certified by Broadridge Financial Solutions to the duly appointed Inspector of Election at the Annual Meeting:

Name	Votes For	Votes Withheld	Abstentions
Mark W. Wong	80,243,436	3,055,996	None
Scott H. Pearce	81,688,894	1,610,538	None
Elizabeth K. Blake	82,818,222	481,210	None
David Einhorn	82,840,486	458,946	None
Richard I. Jaffee	82,853,647	445,785	None
John D. March	82,822,265	477,167	None
Ernest J. Sampias	82,818,465	480,967	None

In addition, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the issued and outstanding shares of the Company’s common stock and Class B common stock, and to effect a reduction in the number of authorized shares of common stock and Class B common stock, each at a ratio of between 1-for-10 and 1-for-20, inclusive, each of which ratios are to be determined at the discretion of the Company’s Board of Directors, was approved by the following vote:

For	Against	Abstain
98,870,163	6,802,618	307,308

In addition, the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year was approved by the following vote:

For	Against	Abstain
102,789,307	1,427,109	1,763,673
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There were no other matters to come before the Annual Meeting.

Item 8.01. Other Events.

The Company’s Board of Directors has determined: (a) to implement a reverse split of outstanding shares of common stock and Class B common stock at a ratio of 1-for-20, (b) to split the number of authorized shares of common stock by a ratio of 1-for-14 (thereby reducing the aggregate number of authorized shares to 10,000,000), and (c) to split the number of authorized shares of Class B common stock by a ratio of 1-for-20 (thereby reducing the aggregate number of authorized shares to 3,750,000). The Company expects to implement these splits by filing an Amendment to its Amended and Restated Certificate of Incorporation on or before June 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: May 25, 2012	By:	/s/ Scott Pearce
	Name:	Scott H. Pearce
	Title:	President and CEO

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